CNA Financial Corporation
Supplemental Financial Information

December 31, 2021

This report is for informational purposes only and includes consolidated financial statements and financial exhibits that are unaudited. This report should be read in conjunction with documents filed with the U.S. Securities and Exchange Commission, including the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

Statements of Operations

Periods ended December 31	Three Months			Twelve Months
(In millions)	2021	2020	Change	2021	2020	Change
Revenues:
Net earned premiums	$2,119	$1,977	7%	$8,175	$7,649	7%
Net investment income	551	555	(1)	2,159	1,935	12
Net investment gains (losses)	3	66		120	(54)
Non-insurance warranty revenue	376	326		1,430	1,252
Other revenues	5	7		24	26
Total revenues	3,054	2,931	4	11,908	10,808	10
Claims, Benefits and Expenses:
Insurance claims and policyholders' benefits	1,665	1,487		6,349	6,170
Amortization of deferred acquisition costs	359	364		1,443	1,410
Non-insurance warranty expense	355	300		1,328	1,159
Other operating expenses	317	274		1,191	1,126
Interest	28	28		113	122
Total claims, benefits and expenses	2,724	2,453	(11)	10,424	9,987	(4)
Income (loss) before income tax	330	478		1,484	821
Income tax (expense) benefit	(64)	(91)		(282)	(131)
Net income (loss)	$266	$387	(31)%	$1,202	$690	74%

Components of Income (Loss), Per Share Data and Return on Equity

Periods ended December 31	Three Months		Twelve Months
(In millions, except per share data)	2021	2020	2021	2020
Components of Income (Loss)
Core income (loss)	$265	$335	$1,106	$735
Net investment gains (losses)	1	52	96	(45)
Net income (loss)	$266	$387	$1,202	$690

Diluted Earnings (Loss) Per Common Share
Core income (loss)	$0.97	$1.23	$4.06	$2.70
Net investment gains (losses)	0.01	0.19	0.35	(0.17)
Diluted earnings (loss) per share	$0.98	$1.42	$4.41	$2.53

Weighted Average Outstanding Common Stock and Common Stock Equivalents
Basic	271.7	271.7	271.8	271.6
Diluted	272.9	272.6	272.8	272.4

Return on Equity
Net income (loss) (1)	8.4%	12.5%	9.5%	5.5%
Core income (loss) (2)	8.5	11.4	9.1	6.1
(1) Annualized net income (loss) divided by the average stockholders' equity including accumulated other comprehensive income (loss) (AOCI) for the period. Average equity including AOCI is calculated using a simple average of the beginning and ending balances for the period.
(2) Annualized core income (loss) divided by the average stockholders' equity excluding AOCI for the period. Average equity excluding AOCI is calculated using a simple average of the beginning and ending balances for the period.

Selected Balance Sheet Data and Statements of Cash Flows Data

(In millions, except per share data)	December 31, 2021	December 31, 2020
Total investments	$50,328	$50,293
Reinsurance receivables, net of allowance for uncollectible receivables	5,463	4,457
Total assets	66,639	64,026
Insurance reserves	43,171	41,143
Debt	2,779	2,776
Total liabilities	53,830	51,319
Accumulated other comprehensive income (loss) (1)	320	803
Total stockholders' equity	12,809	12,707

Book value per common share	$47.20	$46.82
Book value per common share excluding AOCI	$46.02	$43.86

Outstanding shares of common stock (in millions of shares)	271.4	271.4

Statutory capital and surplus - Combined Continental Casualty Companies (2)	$11,321	$10,708

Three months ended December 31	2021	2020
Net cash flows provided (used) by operating activities	$643	$367
Net cash flows provided (used) by investing activities	(631)	(298)
Net cash flows provided (used) by financing activities	(103)	(101)
Net cash flows provided (used) by operating, investing and financing activities	$(91)	$(32)

Twelve months ended December 31	2021	2020
Net cash flows provided (used) by operating activities	$1,997	$1,775
Net cash flows provided (used) by investing activities	(1,228)	(705)
Net cash flows provided (used) by financing activities	(648)	(902)
Net cash flows provided (used) by operating, investing and financing activities	$121	$168
(1) As of December 31, 2021 and 2020, the net unrealized gains on investments included in AOCI were net of after-tax Shadow Adjustments of $2,477 million and $2,773 million. To the extent that unrealized gains on fixed income securities supporting certain products within the Life & Group segment would result in a premium deficiency if realized, an increase in Insurance reserves are recorded, net of tax, as a reduction of net unrealized gains through Other comprehensive income (loss) (Shadow Adjustments).
(2) Statutory capital and surplus as of December 31, 2021 is preliminary.

Property & Casualty - Results of Operations

Periods ended December 31	Three Months				Twelve Months
(In millions)	2021	2020	Change		2021	2020	Change
Gross written premiums	$3,515	$3,143	12%		$13,407	$12,399	8%
Gross written premiums ex. 3rd party captives	2,513	2,169	16		9,303	8,422	10
Net written premiums	2,166	1,952	11		7,921	7,566	5

Net earned premiums	1,997	1,853	8		7,685	7,146	8
Net investment income	306	307			1,178	1,020
Non-insurance warranty revenue	376	326			1,430	1,252
Other revenues	5	7			24	26
Total operating revenues	2,684	2,493	8		10,317	9,444	9
Insurance claims and policyholders' benefits	1,239	1,134			5,001	4,817
Amortization of deferred acquisition costs	359	364			1,443	1,410
Non-insurance warranty expense	355	300			1,328	1,159
Other insurance related expenses	257	229			951	922
Other expenses	23	12			83	77
Total claims, benefits and expenses	2,233	2,039	(10)		8,806	8,385	(5)
Core income (loss) before income tax	451	454			1,511	1,059
Income tax (expense) benefit on core income (loss)	(98)	(96)			(327)	(219)
Core income (loss)	$353	$358	(1)%		$1,184	$840	41%

Other Performance Metrics
Underwriting gain (loss)	$142	$126	13%		$290	$(3)	N/M	%

Loss & LAE ratio	61.8%	61.2%	(0.6)	pts	64.8%	67.2%	2.4	pts
Expense ratio	30.8	32.0	1.2		31.1	32.6	1.5
Dividend ratio	0.3	0.2	(0.1)		0.3	0.3	—
Combined ratio	92.9%	93.4%	0.5	pts	96.2%	100.1%	3.9	pts
Combined ratio excluding catastrophes and development	91.2%	92.6%	1.4	pts	91.4%	93.1%	1.7	pts

Net accident year catastrophe losses incurred	$40	$14			$397	$550
Effect on loss & LAE ratio	2.0%	0.8%	(1.2)	pts	5.1%	7.7%	2.6	pts

Net prior year development and other: (favorable) / unfavorable	$(5)	$5			$(22)	$(39)
Effect on loss & LAE ratio	(0.3)%	—%	0.3	pts	(0.3)%	(0.7)%	(0.4)	pts

Rate	8%	13%	(5)	pts	9%	11%	(2)	pts
Renewal premium change	10%	12%	(2)	pts	10%	11%	(1)	pts
Retention	83%	85%	(2)	pts	82%	83%	(1)	pts
New business	$478	$372	28%		$1,667	$1,395	19%

Specialty - Results of Operations

Periods ended December 31	Three Months				Twelve Months
(In millions)	2021	2020	Change		2021	2020	Change
Gross written premiums	$2,015	$1,849	9%		$7,665	$7,180	7%
Gross written premiums ex. 3rd party captives	1,016	883	15		3,672	3,296	11
Net written premiums	875	809	8		3,225	3,040	6

Net earned premiums	806	759	6		3,076	2,883	7
Net investment income	130	134			497	449
Non-insurance warranty revenue	376	326			1,430	1,252
Other revenues	—	—			1	1
Total operating revenues	1,312	1,219	8		5,004	4,585	9
Insurance claims and policyholders' benefits	476	447			1,790	1,795
Amortization of deferred acquisition costs	165	159			643	621
Non-insurance warranty expense	355	300			1,328	1,159
Other insurance related expenses	84	72			296	280
Other expenses	11	13			47	50
Total claims, benefits and expenses	1,091	991	(10)		4,104	3,905	(5)
Core income (loss) before income tax	221	228			900	680
Income tax (expense) benefit on core income (loss)	(48)	(47)			(196)	(145)
Core income (loss)	$173	$181	(4)%		$704	$535	32%

Other Performance Metrics
Underwriting gain (loss)	$81	$81	—%		$347	$187	86%

Loss & LAE ratio	58.9%	58.8%	(0.1)	pts	58.1%	62.1%	4.0	pts
Expense ratio	30.9	30.4	(0.5)		30.5	31.3	0.8
Dividend ratio	0.1	0.2	0.1		0.1	0.1	—
Combined ratio	89.9%	89.4%	(0.5)	pts	88.7%	93.5%	4.8	pts
Combined ratio excluding catastrophes and development	90.1%	90.6%	0.5	pts	89.7%	91.3%	1.6	pts

Net accident year catastrophe losses incurred	$3	$5			$12	$125
Effect on loss & LAE ratio	0.4%	0.7%	0.3	pts	0.4%	4.3%	3.9	pts

Net prior year development and other: (favorable) / unfavorable	$(5)	$(14)			$(43)	$(59)
Effect on loss & LAE ratio	(0.6)%	(1.9)%	(1.3)	pts	(1.4)%	(2.1)%	(0.7)	pts

Rate	11%	13%	(2)	pts	11%	12%	(1)	pts
Renewal premium change	11%	14%	(3)	pts	11%	13%	(2)	pts
Retention	83%	87%	(4)	pts	83%	86%	(3)	pts
New business	$180	$114	58%		$551	$389	42%

Commercial - Results of Operations

Periods ended December 31	Three Months				Twelve Months
(In millions)	2021	2020	Change		2021	2020	Change
Gross written premiums	$1,161	$983	18%		$4,445	$4,086	9%
Gross written premiums ex. 3rd party captives	1,158	975	19		4,334	3,993	9
Net written premiums	973	862	13		3,595	3,565	1

Net earned premiums	923	853	8		3,552	3,323	7
Net investment income	161	159			624	513
Other revenues	6	7			23	25
Total operating revenues	1,090	1,019	7		4,199	3,861	9
Insurance claims and policyholders' benefits	596	538			2,559	2,393
Amortization of deferred acquisition costs	145	151			594	592
Other insurance related expenses	135	127			511	506
Other expenses	10	9			38	34
Total claims, benefits and expenses	886	825	(7)		3,702	3,525	(5)
Core income (loss) before income tax	204	194			497	336
Income tax (expense) benefit on core income (loss)	(43)	(40)			(103)	(69)
Core income (loss)	$161	$154	5%		$394	$267	48%

Other Performance Metrics
Underwriting gain (loss)	$47	$37	27%		$(112)	$(168)	33%

Loss & LAE ratio	64.1%	62.9%	(1.2)	pts	71.5%	71.6%	0.1	pts
Expense ratio	30.4	32.7	2.3		31.1	33.0	1.9
Dividend ratio	0.4	0.2	(0.2)		0.5	0.5	—
Combined ratio	94.9%	95.8%	0.9	pts	103.1%	105.1%	2.0	pts
Combined ratio excluding catastrophes and development	92.2%	93.6%	1.4	pts	92.6%	93.9%	1.3	pts

Net accident year catastrophe losses incurred	$26	$4			$358	$358
Effect on loss & LAE ratio	2.9%	0.5%	(2.4)	pts	10.0%	10.7%	0.7	pts

Net prior year development and other: (favorable) / unfavorable	$—	$19			$19	$23
Effect on loss & LAE ratio	(0.2)%	1.7%	1.9	pts	0.5%	0.5%	—	pts

Rate	5%	10%	(5)	pts	7%	10%	(3)	pts
Renewal premium change	8%	10%	(2)	pts	8%	10%	(2)	pts
Retention	84%	84%	—	pts	82%	84%	(2)	pts
New business	$228	$197	16%		$843	$761	11%

International - Results of Operations

Periods ended December 31	Three Months				Twelve Months
(In millions)	2021	2020	Change		2021	2020	Change
Gross written premiums	$339	$311	9%		$1,297	$1,133	14%
Net written premiums	318	281	13		1,101	961	15
Net earned premiums	268	241	11		1,057	940	12
Net investment income	15	14			57	58
Other revenues	(1)	—			—	—
Total operating revenues	282	255	11		1,114	998	12
Insurance claims and policyholders' benefits	167	149			652	629
Amortization of deferred acquisition costs	49	54			206	197
Other insurance related expenses	38	30			144	136
Other expenses	2	(10)			(2)	(7)
Total claims, benefits and expenses	256	223	(15)		1,000	955	(5)
Core income (loss) before income tax	26	32			114	43
Income tax (expense) benefit on core income (loss)	(7)	(9)			(28)	(5)
Core income (loss)	$19	$23	(17)%		$86	$38	126%

Other Performance Metrics
Underwriting gain (loss)	$14	$8	75%		$55	$(22)	N/M	%

Loss & LAE ratio	62.4%	61.9%	(0.5)	pts	61.7%	66.9%	5.2	pts
Expense ratio	32.4	35.0	2.6		33.1	35.5	2.4
Dividend ratio	—	—	—		—	—	—
Combined ratio	94.8%	96.9%	2.1	pts	94.8%	102.4%	7.6	pts
Combined ratio excluding catastrophes and development	90.9%	95.1%	4.2	pts	92.1%	95.6%	3.5	pts

Net accident year catastrophe losses incurred	$11	$5			$27	$67
Effect on loss & LAE ratio	4.1%	2.1%	(2.0)	pts	2.6%	7.1%	4.5	pts

Net prior year development and other: (favorable) / unfavorable	$—	$—			$2	$(3)
Effect on loss & LAE ratio	(0.2)%	(0.3)%	(0.1)	pts	0.1%	(0.3)%	(0.4)	pts

Rate	13%	18%	(5)	pts	13%	14%	(1)	pts
Renewal premium change	14%	16%	(2)	pts	13%	12%	1	pts
Retention	82%	81%	1	pts	78%	73%	5	pts
New business	$70	$61	15%		$274	$245	12%

Life & Group - Results of Operations

Periods ended December 31	Three Months		Twelve Months
(In millions)	2021	2020	2021	2020
Net earned premiums	$122	$124	$491	$504
Net investment income	242	229	966	851
Other revenues	1	—	—	—
Total operating revenues	365	353	1,457	1,355
Insurance claims and policyholders' benefits	340	303	1,239	1,286
Other insurance related expenses	26	30	103	109
Other expenses	5	1	10	7
Total claims, benefits and expenses	371	334	1,352	1,402
Core income (loss) before income tax	(6)	19	105	(47)
Income tax (expense) benefit on core income (loss)	12	7	21	56
Core income (loss)	$6	$26	$126	$9

Corporate & Other - Results of Operations

Periods ended December 31	Three Months		Twelve Months
(In millions)	2021	2020	2021	2020
Net earned premiums	$—	$—	$(1)	$(1)
Net investment income	3	19	15	64
Other revenues	(1)	—	—	—
Total operating revenues	2	19	14	63
Insurance claims and policyholders' benefits	86	50	109	67
Other insurance related expenses	—	—	8	(3)
Other expenses	34	30	149	136
Total claims, benefits and expenses	120	80	266	200
Core income (loss) before income tax	(118)	(61)	(252)	(137)
Income tax (expense) benefit on core income (loss)	24	12	48	23
Core income (loss)	$(94)	$(49)	$(204)	$(114)

Investment Summary - Consolidated

	December 31, 2021		September 30, 2021		December 31, 2020
(In millions)	Carrying Value	Net Unrealized Gains (Losses)	Carrying Value	Net Unrealized Gains (Losses)	Carrying Value	Net Unrealized Gains (Losses)
Fixed maturity securities:
Corporate and other bonds	$24,139	$2,699	$24,532	$2,925	$24,352	$3,556
States, municipalities and political subdivisions:
Tax-exempt	7,781	1,119	7,953	1,117	8,499	1,311
Taxable	4,162	466	4,026	478	3,093	552
Total states, municipalities and political subdivisions	11,943	1,585	11,979	1,595	11,592	1,863
Asset-backed:
RMBS	2,956	63	3,259	83	3,587	145
CMBS	2,031	44	2,116	69	1,967	51
Other ABS	2,598	44	2,497	72	2,251	72
Total asset-backed	7,585	151	7,872	224	7,805	268
U.S. Treasury and obligations of government-sponsored enterprises	130	(2)	136	(3)	338	(1)
Foreign government	583	13	538	17	544	32
Redeemable preferred stock	—	—	12	—	—	—
Total fixed maturity securities	44,380	4,446	45,069	4,758	44,631	5,718
Equities:
Common stock	233	—	228	—	195	—
Non-redeemable preferred stock	802	—	817	—	797	—
Total equities	1,035	—	1,045	—	992	—
Limited partnership investments	1,859	—	1,874	—	1,619	—
Other invested assets	91	—	82	—	76	—
Mortgage loans	973	—	1,031	—	1,068	—
Short term investments	1,990	—	1,135	1	1,907	—
Total investments	$50,328	$4,446	$50,236	$4,759	$50,293	$5,718

Net receivable/(payable) on investment activity	$201		$(70)		$22

Effective duration (in years)	6.6		6.7		6.3
Weighted average rating	A		A		A

RMBS - Residential mortgage-backed securities
CMBS - Commercial mortgage-backed securities
Other ABS - Other asset-backed securities

Investment Summary - Property & Casualty and Corporate & Other

	December 31, 2021		September 30, 2021		December 31, 2020
(In millions)	Carrying Value	Net Unrealized Gains (Losses)	Carrying Value	Net Unrealized Gains (Losses)	Carrying Value	Net Unrealized Gains (Losses)
Fixed maturity securities:
Corporate and other bonds	$14,897	$713	$15,377	$924	$15,560	$1,348
States, municipalities and political subdivisions:
Tax-exempt	1,604	92	1,625	83	1,711	114
Taxable	2,369	69	2,225	73	1,286	110
Total states, municipalities and political subdivisions	3,973	161	3,850	156	2,997	224
Asset-backed:
RMBS	2,899	60	3,198	80	3,507	140
CMBS	1,955	42	2,013	66	1,879	46
Other ABS	2,326	31	2,259	55	2,056	52
Total asset-backed	7,180	133	7,470	201	7,442	238
U.S. Treasury and obligations of government-sponsored enterprises	109	(2)	116	(2)	327	(1)
Foreign government	545	11	510	16	529	29
Redeemable preferred stock	—	—	12	—	—	—
Total fixed maturity securities	26,704	1,016	27,335	1,295	26,855	1,838
Equities:
Common stock	233	—	228	—	195	—
Non-redeemable preferred stock	179	—	179	—	202	—
Total equities	412	—	407	—	397	—
Limited partnership investments	1,029	—	1,037	—	896	—
Other invested assets	91	—	82	—	76	—
Mortgage loans	741	—	785	—	782	—
Short term investments	1,887	—	1,112	1	1,772	—
Total investments	$30,864	$1,016	$30,758	$1,296	$30,778	$1,838

Net receivable/(payable) on investment activity	$145		$(106)		$10

Effective duration (in years)	4.9		5.1		4.5
Weighted average rating	A		A-		A

Investment Summary - Life & Group

	December 31, 2021		September 30, 2021		December 31, 2020
(In millions)	Carrying Value	Net Unrealized Gains (Losses)	Carrying Value	Net Unrealized Gains (Losses)	Carrying Value	Net Unrealized Gains (Losses)
Fixed maturity securities:
Corporate and other bonds	$9,242	$1,986	$9,155	$2,001	$8,792	$2,208
States, municipalities and political subdivisions:
Tax-exempt	6,177	1,027	6,328	1,034	6,788	1,197
Taxable	1,793	397	1,801	405	1,807	442
Total states, municipalities and political subdivisions	7,970	1,424	8,129	1,439	8,595	1,639
Asset-backed:
RMBS	57	3	61	3	80	5
CMBS	76	2	103	3	88	5
Other ABS	272	13	238	17	195	20
Total asset-backed	405	18	402	23	363	30
U.S. Treasury and obligations of government-sponsored enterprises	21	—	20	(1)	11	—
Foreign government	38	2	28	1	15	3
Redeemable preferred stock	—	—	—	—	—	—
Total fixed maturity securities	17,676	3,430	17,734	3,463	17,776	3,880
Equities:
Common stock	—	—	—	—	—	—
Non-redeemable preferred stock	623	—	638	—	595	—
Total equities	623	—	638	—	595	—
Limited partnership investments	830	—	837	—	723	—
Other invested assets	—	—	—	—	—	—
Mortgage loans	232	—	246	—	286	—
Short term investments	103	—	23	—	135	—
Total investments	$19,464	$3,430	$19,478	$3,463	$19,515	$3,880

Net receivable/(payable) on investment activity	$56		$36		$12

Effective duration (in years)	9.2		9.3		9.2
Weighted average rating	A		A		A

Investments - Fixed Maturity Securities by Credit Rating

December 31, 2021	U.S. Government, Government agencies and Government-sponsored enterprises		AAA		AA		A		BBB		Non-investment grade		Total
(In millions)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)
Corporate and other bonds	$—	$—	$32	$—	$481	$43	$5,414	$624	$16,254	$1,953	$1,958	$79	$24,139	$2,699
States, municipalities and political subdivisions	—	—	2,870	345	5,920	742	2,606	441	534	56	13	1	11,943	1,585
Asset-backed:
RMBS	2,468	44	309	(2)	8	—	22	2	26	4	123	15	2,956	63
CMBS	2	—	328	14	830	32	279	4	430	(4)	162	(2)	2,031	44
Other ABS	—	—	86	—	146	1	1,077	12	1,183	33	106	(2)	2,598	44
Total asset-backed	2,470	44	723	12	984	33	1,378	18	1,639	33	391	11	7,585	151
U.S. Treasury and obligations of government-sponsored enterprises	130	(2)	—	—	—	—	—	—	—	—	—	—	130	(2)
Foreign government	—	—	159	3	280	5	113	4	31	1	—	—	583	13
Redeemable preferred stock	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Total fixed maturity securities	$2,600	$42	$3,784	$360	$7,665	$823	$9,511	$1,087	$18,458	$2,043	$2,362	$91	$44,380	$4,446

Percentage of total fixed maturity securities	6%		9%		17%		21%		42%		5%		100%

Components of Net Investment Income

	Consolidated
Periods ended December 31	Three Months		Twelve Months
(In millions)	2021	2020	2021	2020
Taxable fixed income securities	$364	$357	$1,439	$1,451
Tax-exempt fixed income securities	75	81	311	319
Total fixed income securities	439	438	1,750	1,770
Limited partnership and common stock investments	108	114	402	144
Other, net of investment expense	4	3	7	21
Net investment income	$551	$555	$2,159	$1,935

Effective income yield for fixed income securities portfolio	4.3%	4.4%	4.3%	4.5%
Limited partnership and common stock return	5.1	6.5	22.3	8.3

	Property & Casualty and Corporate & Other
Periods ended December 31	Three Months		Twelve Months
(In millions)	2021	2020	2021	2020
Taxable fixed income securities	$226	$221	$892	$904
Tax-exempt fixed income securities	11	12	48	34
Total fixed income securities	237	233	940	938
Limited partnership and common stock investments	68	89	240	119
Other, net of investment expense	4	4	13	27
Net investment income	$309	$326	$1,193	$1,084

Effective income yield for fixed income securities portfolio	3.6%	3.7%	3.7%	3.9%

	Life & Group
Periods ended December 31	Three Months		Twelve Months
(In millions)	2021	2020	2021	2020
Taxable fixed income securities	$138	$136	$547	$547
Tax-exempt fixed income securities	64	69	263	285
Total fixed income securities	202	205	810	832
Limited partnership and common stock investments	40	25	162	25
Other, net of investment expense	—	(1)	(6)	(6)
Net investment income	$242	$229	$966	$851

Effective income yield for fixed income securities portfolio	5.4%	5.5%	5.5%	5.6%

Claim & Claim Adjustment Expense Reserve Rollforward

Three months ended December 31, 2021 (In millions)	Specialty	Commercial	International	P&C Operations	Life & Group	Corporate & Other	Total Operations
Claim & claim adjustment expense reserves, beginning of period
Gross	$6,293	$8,856	$2,251	$17,400	$3,703	$2,729	$23,832
Ceded	1,091	843	331	2,265	121	2,450	4,836
Net	5,202	8,013	1,920	15,135	3,582	279	18,996

Net incurred claim & claim adjustment expenses	475	592	167	1,234	300	25	1,559
Net claim & claim adjustment expense payments	(412)	(540)	(142)	(1,094)	(237)	(10)	(1,341)
Foreign currency translation adjustment and other	—	—	(5)	(5)	(4)	—	(9)

Claim & claim adjustment expense reserves, end of period
Net	5,265	8,065	1,940	15,270	3,641	294	19,205
Ceded	1,168	825	340	2,333	113	2,523	4,969
Gross	$6,433	$8,890	$2,280	$17,603	$3,754	$2,817	$24,174

Twelve months ended December 31, 2021 (In millions)	Specialty	Commercial	International	P&C Operations	Life & Group	Corporate & Other	Total Operations
Claim & claim adjustment expense reserves, beginning of period
Gross	$5,748	$8,250	$2,091	$16,089	$3,743	$2,874	$22,706
Ceded	850	775	269	1,894	128	1,983	4,005
Net	4,898	7,475	1,822	14,195	3,615	891	18,701

Net incurred claim & claim adjustment expenses	1,787	2,540	652	4,979	990	71	6,040
Net claim & claim adjustment expense payments	(1,420)	(1,950)	(492)	(3,862)	(946)	(36)	(4,844)
Reduction of net reserves due to Enstar Loss Portfolio Transfer	—	—	—	—	—	(632)	(632)
Foreign currency translation adjustment and other	—	—	(42)	(42)	(18)	—	(60)

Claim & claim adjustment expense reserves, end of period
Net	5,265	8,065	1,940	15,270	3,641	294	19,205
Ceded	1,168	825	340	2,333	113	2,523	4,969
Gross	$6,433	$8,890	$2,280	$17,603	$3,754	$2,817	$24,174

Life & Group Policyholder Reserves

December 31, 2021
(In millions)	Claim and claim adjustment expenses	Future policy benefits	Total
Long term care	$2,905	$10,012	$12,917
Structured settlement annuities and other	536	—	536
Total	3,441	10,012	13,453
Shadow adjustments	200	2,936	3,136
Ceded reserves	113	288	401
Total gross reserves	$3,754	$13,236	16,990

December 31, 2020
(In millions)	Claim and claim adjustment expenses	Future policy benefits	Total
Long term care	$2,844	$9,762	$12,606
Structured settlement annuities and other	553	—	553
Total	3,397	9,762	13,159
Shadow adjustments	218	3,293	3,511
Ceded reserves	128	263	391
Total gross reserves	$3,743	$13,318	$17,061

Definitions and Presentation
•Collectively, CNA Financial Corporation (CNAF) and its subsidiaries are referred to as CNA or the Company.
•P&C Operations includes Specialty, Commercial and International.
•Life & Group segment primarily includes the results of long term care businesses that are in run-off.
•Corporate & Other segment primarily includes certain corporate expenses including interest on corporate debt and the results of certain property and casualty business in run-off, including CNA Re and asbestos and environmental pollution. Intersegment eliminations are also included in this segment.
•Management uses the core income (loss) financial measure to monitor the Company’s operations. Please refer to Note O to the Consolidated Financial Statements within the December 31, 2021 Form 10-K for further discussion of this non-GAAP financial measure.
•Management uses underwriting results to monitor insurance operations. Underwriting results are pretax and are calculated as net earned premiums less total insurance expenses, which includes insurance claims and policyholders' benefits, amortization of deferred acquisition costs and other insurance related expenses.
•In the evaluation of the results of Specialty, Commercial and International, management uses the loss ratio, the expense ratio, the dividend ratio and the combined ratio. These ratios are calculated using financial results prepared in accordance with accounting principles generally accepted in the United States of America. The loss ratio is the percentage of net incurred claim and claim adjustment expenses to net earned premiums. The expense ratio is the percentage of insurance underwriting and acquisition expenses, including the amortization of deferred acquisition costs, to net earned premiums. The dividend ratio is the ratio of policyholders' dividends incurred to net earned premiums. The combined ratio is the sum of the loss, expense and dividend ratios. In addition, management also utilizes renewal premium change, rate, retention and new business in evaluating operating trends. Renewal premium change represents the estimated change in average premium on policies that renew, including rate and exposure changes. Rate represents the average change in price on policies that renew excluding exposure change. For certain products within Small Business, where quantifiable, rate includes the influence of new business as well. Exposure represents the measure of risk used in the pricing of the insurance product. Retention represents the percentage of premium dollars renewed in comparison to the expiring premium dollars from policies available to renew. Rate, renewal premium change and retention presented for the prior year is updated to reflect subsequent activity on policies written in the period. New business represents premiums from policies written with new customers and additional policies written with existing customers.
•This financial supplement may also reference or contain financial measures that are not in accordance with GAAP. Management utilizes these financial measures to monitor the Company's insurance operations and investment portfolio. Core income, which is derived from certain income statement amounts, is used by management to monitor performance of the Company's insurance operations. The Company's investment portfolio is monitored by management through analysis of various factors including unrealized gains and losses on securities, portfolio duration and exposure to market and credit risk.

•Core income (loss) is calculated by excluding from net income (loss) the after-tax effects of net investment gains or losses and any cumulative effects of changes in accounting guidance. The calculation of core income (loss) excludes net investment gains or losses because net investment gains or losses are generally driven by economic factors that are not necessarily reflective of our primary operations. Management monitors core income (loss) for each business segment to assess segment performance. Presentation of consolidated core income (loss) is deemed to be a non-GAAP financial measure. For reconciliations of non-GAAP measures to the most comparable GAAP measures and other information, please refer herein and/or to CNA's most recent 10-K on file with the Securities and Exchange Commission, as well as the press release, available at www.cna.com.
•Gross written premiums ex. 3rd party captives represents gross written premiums excluding business which is ceded to third party captives, including business related to large warranty programs.
•Pretax net prior year development and other includes the effects of interest accretion and change in allowance for uncollectible reinsurance and deductible amounts.
•Net investment income from fixed income securities, as presented, includes both fixed maturity securities and non-redeemable preferred stock.
•Certain immaterial differences are due to rounding.
•N/M = Not Meaningful